UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2020

NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana Street, Suite 3900, Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 574-1880
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.      Other Events.

Delay in filing of Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 due to the ongoing COVID-19 Pandemic

On March 25, 2020, the Securities and Exchange Commission issued an order under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies (Release No. 34-88465) (the “Order”), which allows registrants to delay the filing of certain reports under Section 13(a) or 15(d) of the Exchange Act by up to 45 days after the original filing deadline if a registrant is unable to meet such original filing deadline due to circumstances related to 2019 novel coronavirus (“COVID-19”) pandemic.

NextDecade Corporation (the “Company”) is filing this Current Report on Form 8-K to report that it will be relying on the Order to delay the filing of its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the “Form 10-Q”) due to the circumstances related to COVID-19.   In particular, COVID-19 has caused disruptions to the Company's business and operations, including, among other things, the closing of the Company's offices and requiring all Company staff to work from home.  Additionally, resources involved in the Company's financial reporting have been involved in actions taken to respond to the COVID-19 pandemic.  Consequently, the Company’s ability to complete its quarterly review and prepare its Form 10-Q has been delayed.   The Company expects to file the Form 10-Q on or about May 18, 2020, which is within 45 days from the Form 10-Q’s original filing deadline of May 11, 2020.

COVID-19 Pandemic Risk Factor

In light of the ongoing COVID-19 pandemic, the Company is supplementing its risk factors disclosed in its Annual Report on Form 10-K for the year ended December 31, 2019 with the following risk factor, which will be included in the Form 10-Q:

The outbreak of COVID-19 and volatility in the energy markets may materially and adversely affect our business, financial condition, operating results, cash flow, liquidity and prospects, including our efforts to reach a final investment decision with respect to the Rio Grande LNG Terminal.

The outbreak of COVID-19 and its development into a pandemic in March 2020 have resulted in significant disruption globally. Actions taken by various governmental authorities, individuals and companies around the world to prevent the spread of COVID-19 have restricted travel, business operations, and the overall level of individual movement and in-person interaction across the globe. Furthermore, the impact of the pandemic, including a resulting reduction in demand for natural gas, coupled with the sharp decline in commodity prices following the announcement of price reductions and production increases in March 2020 by members of the Organization of the Petroleum Exporting Countries (“OPEC”)  has led to significant global economic contraction generally and in our industry in particular. While an agreement to cut production has since been announced by OPEC and its allies, the situation, coupled with the impact of COVID-19, has continued to result in a significant downturn in the oil and gas industry. Prospects for the development and financing of the Terminal are based in part on factors including global economic conditions that have been, and are likely to continue to be, adversely affected by the COVID-19 pandemic.

The COVID-19 pandemic has caused us to modify our business practices, including by restricting employee travel, requiring employees to work remotely and cancelling physical participation in meetings, events and conferences, and we may take further actions as may be required by government authorities or that we determine are in the best interests of our employees, customers and business partners. There is no certainty that such measures will be sufficient to mitigate the risks posed by COVID-19 or otherwise be satisfactory to government authorities. If a number of our employees were to contract COVID-19 at the same time, our operations could be adversely affected.

A sustained disruption in the capital markets from the COVID-19 pandemic, specifically with respect to the energy industry, could negatively impact our ability to raise capital. In the past, we have financed our operations by the issuance of equity securities. However, we cannot predict when the macro-economic disruption stemming from COVID-19 will ebb or when the economy will return to pre-COVID-19 levels, if at all. This macro-economic disruption may disrupt our ability to raise additional capital to finance our operations in the future, which could materially and adversely affect our business, financial condition and prospects, and could ultimately cause our business to fail.

The COVID-19 pandemic may also have the effect of heightening many of the other risks described in Part I, Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, such as risks related to the development of the Terminal, postponement in making a positive final investment decision, doing business in foreign countries, obtaining governmental approvals, and exported LNG remaining a competitive source of energy for international markets, global demand for and price of natural gas, and fluctuation in the price of our common stock.

The extent to which COVID-19 ultimately impacts our business, results of operations and financial condition will depend on future developments, which are uncertain and cannot be predicted, including, but not limited to, the duration and spread of COVID-19, its severity, the actions to contain COVID-19 or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Even after COVID-19 has subsided, we may continue to experience materially adverse impacts to our business as a result of its global economic impact, including any recession that has occurred or may occur in the future, and lasting effects on the price of natural gas.

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Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the  Exchange Act that are intended to be covered by the “safe harbor” created by those sections. Such forward-looking statements include, but may not be limited to, statements regarding the ongoing COVID-19 pandemic. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these forward-looking statements are based on management’s current beliefs, expectations and assumptions and are subject to risks and uncertainties. Considering these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this Current Report on Form 8-K may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date hereof and, except as required by law, the Company undertakes no obligation to update publicly or privately any forward-looking statements, whether written or oral, for any reason after the date of this report to conform these statements to new information, actual results or to changes in its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2020

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name: Krysta De Lima
Title: General Counsel